SUPPLEMENT DATED MAY 1, 2026 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2026
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck Copper and Electrification Metals ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on March 11, 2026, the Board of Trustees of the Trust considered and unanimously approved changing the Fund’s name from “VanEck Copper and Green Metals ETF” to “VanEck Copper and Electrification Metals ETF” and changing the Fund’s principal investment strategy, including the Fund’s non-fundamental 80% investment policy, in connection therewith. Additionally, MarketVector Indexes GmbH, the Fund’s index provider, is expected to change the name of the Fund’s benchmark index to the “MarketVector Global Electrification Metals Index.” These changes will be effective on or about June 1, 2026 (the “Effective Date”).

The above referenced Prospectus, Summary Prospectus and SAI reflect the forthcoming changes in the Fund’s name and principal investment strategy, including the Fund’s non-fundamental 80% investment policy, as well as the Index's name, while the modifications reflected below will remain in place until the Effective Date.

Accordingly, for the period May 1, 2026 through the Effective Date, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

All references to “VanEck Copper and Electrification Metals ETF,” “Electrification Metals Companies,” “electrification metals,” “MarketVector Global Electrification Metals Index” and “Electrification Metals Index” in the Fund’s Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with “VanEck Copper and Green Metals ETF,” “Green Metals Companies,” “green metals,” “MVIS Global Clean-Tech Metals Index” and “Clean-Tech Metals Index,” respectively.

The first paragraph of the “Summary Information - Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:

The Fund normally invests at least 80% of its total assets in securities of Green Metals Companies. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The Clean-Tech Metals Index is a global index that tracks the performance of Green Metals Companies. “Green Metals Companies” are companies involved in the production, refining, processing and recycling of green metals. “Green metals” are metals, such as copper and certain rare earth and strategic metals, used in the applications, products and processes that enable the energy transition from fossil fuels to cleaner energy sources and technologies. To be initially eligible for the

Clean-Tech Metals Index, companies must generate at least 50% of their revenues from green metals or have at least 50% of their mineral resources related to green metals.

The “Electrification Metals Risk” in the “Summary Information - Principal Risks of Investing in the Fund” and the “Additional Information about the Funds' Investment Strategies and Risks - Risks of Investing in the Funds” sections of the Fund’s Prospectus and the “Principal Risks of Investing in the Fund” section of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:

“Green” Metals Risk. Investments in companies involved in the production, refining, processing and recycling of green metals used to facilitate the energy transition from fossil fuels to cleaner energy sources and technologies are subject to a variety of risks. Under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. There may be significant differences in interpretations of what is considered a “green” metal and the definition used by the Index Provider may differ with those used by other investors, investment advisers or index providers. In addition, some companies that rely on green metals may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. The “green” sector may also have challenges such as a limited number of issuers and limited liquidity in the market. Additionally, there may be a limited supply of companies involved in green metals, which may adversely affect the Fund.

The “MarketVector Global Electrification Metals Index” section of the Fund’s Prospectus is hereby deleted and replaced in its entirety with the following:

MVIS Global Clean-Tech Metals Index

The Clean-Tech Metals Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the green metals segment which includes: “Processors” and “Producers” of green metals. “Green metals” are metals used in the applications, products and processes that enable the energy transition from fossil fuels to cleaner energy sources and technologies.

To be initially eligible for the Clean-Tech Metals Index, (i) companies must generate at least 50% of their revenues from green metals (as defined above) or have mining projects that have the potential to generate at least 50% of their revenues from green metals when developed and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Effective on or about June 20, 2025, to be initially eligible for the Clean-Tech Metals Index, companies must generate at least 50% of their revenues from green metals or have at least 50% of their mineral resources related to green metals. Companies that are current components of the Clean-Tech Metals Index must generate at least 25% of their revenues from green metals or have mining projects with the potential to generate at least 25% of their revenues from green metals when developed in order to remain in the Clean-Tech Metals Index. The Clean-Tech Metals Index currently includes a minimum of 25 Index components.

The Clean-Tech Metals Index is the exclusive property of MarketVector, which has contracted with a third-party calculation agent to maintain and calculate the Clean-Tech Metals Index. The calculation agent uses its best efforts to ensure that the Clean-Tech Metals Index is calculated correctly. Irrespective of its obligations towards MarketVector, the calculation agent has no obligation to point out errors in the Clean-Tech Metals Index to third parties. VanEck Green Metals ETF is not sponsored, endorsed, sold or promoted by MarketVector and MarketVector makes no representation regarding the advisability of investing in the VanEck Green Metals ETF.

The Clean-Tech Metals Index is reconstituted and rebalanced quarterly. MarketVector may delay or change a scheduled rebalancing or reconstitution of the Clean-Tech Metals Index or the implementation of certain rules at its sole discretion.

Beginning on the Effective Date, this Supplement shall no longer apply.

Please retain this supplement for future reference.